               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      ---------------------

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 26, 1997

             Golden Books Family Entertainment, Inc.
       (Exact Name of Registrant as Specified in Charter)


        Delaware                 0-14399            06-1104930
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)

         888 Seventh Avenue, 43rd Floor, New York, New York 10106

                (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:  (212) 547-6700

            850 Third Avenue, New York, New York         10022

  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

            On September 26, 1997, the Children's Publishing Group of Golden Books Family Entertainment, Inc. (the "Company") signed a new license agreement with Disney Book Publishing, Inc., a subsidiary of The Walt Disney Company. The complete text of the press release issued by the Company is attached hereto as an exhibit and is hereby incorporated by reference in its entirety to this item.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          c.   Exhibits

               99.1  Press Release, dated September 30, 1997

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



Dated:  October 1, 1997              By:  /s/ Philip Galanes
                                           Philip Galanes
                                           General Counsel and Vice President,
                                           Legal Affairs